Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                        Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 1/22/87   Total Net Assets as of         Ticker Symbol: SHYTX
                             12/31/97: $337 million
--------------------------------------------------------------------------------

o Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.57% as of December 31, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 7.14% and 7.57%, respectively.

o The Fund received five stars from Morningstar, reflecting the highest possible rating for risk-adjusted performance through December 31, 1997.*

o For one-, three-, and ten-year periods, the Fund's total returns placed it in the top 15% of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.


                                Table of Contents

   3  Letter from the Fund's President     21  Notes to Financial Statements
   4  Performance Update                   24  Report of Independent Accountants
   5  Portfolio Summary                    25  Tax Information
   6  Portfolio Management Discussion      25  Officers and Trustees
   9  Glossary of Investment Terms         26  Shareholder Meeting Results
  10  Investment Portfolio                 29  Investment Products and Services
  17  Financial Statements                 30  Scudder Solutions
  20  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-, five-, and ten-year performance, and was rated among 1494, 720, and 337 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                      2 - Scudder High Yield Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder High Yield Tax Free Fund's performance over its most recent 12-month reporting period ended December 31, 1997. In addition to the Fund's five-star Morningstar rating as of December 31 (see page 2), the Fund placed in the top 15% of similar tax-free funds tracked by Lipper for total return performance over one-, three-, and ten-year periods. The Fund also posted a 4.57% 30-day net annualized SEC yield as of December 31, which is equivalent to a taxable yield of 7.57% for investors in the top federal tax bracket. Though municipal bond yields are currently lower than they have been in recent years, the difference or "spread" between bond yields and inflation during the Fund's most recent fiscal year was larger than it has been since December 1994. Regardless of the overall level of interest rates, this spread represents what bond investors really earn. Please see the discussion beginning on page 6 for more information.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder High Yield Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.


     Sincerely,
     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Tax Free Fund

                      3 - Scudder High Yield Tax Free Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
12/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------
1 Year         $ 11,204      12.04%   12.04%
5 Year         $ 14,558      45.58%    7.80%
10 Year*       $ 24,310     143.10%    9.29%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,921       9.21%    9.21%
5 Year         $ 14,263      42.63%    7.36%
10 Year*       $ 22,791     127.91%    8.58%
--------------------------------------------
*The Fund commenced operations on January 22, 1987.
 Index comparisons begin January 31, 1987.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER HIGH YIELD TAX FREE FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,227
'89            $12,483
'90            $13,329
'91            $14,958
'92            $16,302
'93            $18,473
'94            $17,357
'95            $20,328
'96            $21,171
'97            $23,137

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,014
'89            $12,203
'90            $13,093
'91            $14,683
'92            $15,979
'93            $17,941
'94            $17,013
'95            $19,984
'96            $20,869
'97            $22,791

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                      1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                   ----------------------------------------------------------------------------------------
NET ASSET VALUE...  $ 11.06  $ 11.35  $ 11.19  $ 11.67  $ 11.90  $ 12.55  $ 10.86  $ 12.19  $ 12.04  $ 12.78
INCOME DIVIDENDS..  $   .83  $   .76  $   .77  $   .76  $   .72  $   .67  $   .66  $   .72  $   .66  $   .67
CAPITAL GAINS
DISTRIBUTIONS.....  $    --  $   .06  $   .05  $   .21  $   .27  $   .28  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........    13.48    10.32     6.02    13.46    10.88    13.85    -8.38    19.28     4.43    12.04
INDEX TOTAL
RETURN (%)........    10.16    10.79     7.29    12.14     8.82    12.28    -5.17    17.46     4.43     9.21

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one and five year periods and life of Fund would have been lower.


                      4 - Scudder High Yield Tax Free Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                          23%
Toll Revenue/Transportation              13%
Electric Utility Revenue                 11%
Port/Airport & Revenue                   10%
Pollution Control/
Industrial Development                    8%
Core Cities/Lease                         7%
Project Revenue/Special Assessment        6%
State General Obligation                  6%
Housing Finance Authority                 5%
Miscellaneous Municipal                  11%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As of December 31, the Fund held
securities issued in 29 states
plus the District of Columbia
and the Virgin Islands.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      16%
AA                                        8%
A                                        12%
BBB                                      36%
Not Rated of Below BBB                   28%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we
emphasized bonds rated
BBB or below and selectively
sold certain investment grade
bonds based on their credit
outlook or call structure
concerns.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1 - 5                                    21%
5 - 10                                   30%
10 - 20                                  45%
- 20                                      4%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.5 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continued to maintain a
cautious stance on the market, with
a neutral average duration close to
that of the Lehman Brothers Municipal
Bond Index.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder High Yield Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Reflecting investors' confidence in the bond market and the U.S. economy, lower-rated municipal bonds outperformed other sectors of the tax-free market during 1997 and helped Scudder High Yield Tax Free Fund post a 12.04% total return for its most recent fiscal year ended December 31. In addition, the Fund provided a 30-day net annualized SEC yield of 4.57% as of December 31, equivalent to fully taxable yields of 7.14% and 7.57%, respectively, for investors in the 36% and 39.6% tax brackets.

The Fund's 12.04% total return was based on a $0.74 increase in net asset value to $12.78, plus income distributions of $0.67. The Fund's return outpaced the 10.11% average of 43 similar funds as tracked by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns place it in the top 15% of its peer group for the 12-month period, as well as for three- and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite nearly full employment.


 Competitive Total Return
 (Average annual returns for periods ended
 December 31, 1997)
 --------------------------------------------------------
            Scudder
             High                      Number
           Yield Tax                     of
           Free Fund   Lipper           Funds   Percentile
 Period      return    return    Rank  tracked    Ranking
 ---------------------------------------------------------

 1 year      12.04%    10.11%      5  of  43      Top 12%

 3 years     11.76%     9.91%      3  of  33      Top 9%

 5 years     7.80%      7.22%      6  of  21      Top 29%

 10 years    9.29%      8.16%      2  of  16      Top 13%

Past performance does not guarantee future results.



Yield declines and price gains in the municipal bond market reflected this favorable environment. Despite an increase in new issue volume compared with 1996, municipal bonds posted price gains across the maturity spectrum. For example, yields of 10-year municipal bonds declined approximately one half of a percentage point, and their prices rose 4% during the period.

It is important to note that in the current environment of lower municipal yields and much lower inflation, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been

                      6 - Scudder High Yield Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

     Municipal Yields Compared with Inflation
     December 31, 1994 - December 31, 1997

    -------------------------------------------------------------
                      CPI          10-year municipal bonds
    -------------------------------------------------------------

          1/95       2.80%                  5.80%
                     3.05                   5.30
                     2.76                   5.05
                     2.81                   4.90
          1/96       2.73                   4.65
                     2.90                   5.00
                     2.95                   5.15
                     2.99                   5.00
          1/97       3.04                   4.85
                     2.50                   5.10
                     2.23                   4.75
                     2.08                   4.50
          12/97      1.84                   4.60

(Chart indicates a 2.76% spread between the 10-year municipal bonds at 4.60% (12/97) and the CPI at 1.84% (12/97)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream


higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The above chart illustrates the gap between municipal bond yield levels and inflation since December 1994.

                         High Yield and Call Protection

In conjunction with the Fund's primary goals of generating high tax-free income while posting competitive total returns, we emphasized bonds rated BBB and below (ratings under BBB are considered below investment grade) during the most recent fiscal year. At the close of the year, 64% of the Fund's portfolio was rated BBB or below. At the same time, we selectively sold certain investment grade bonds based on their credit outlook or call structure concerns. The Fund also continued to emphasize call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy continues to provide a more reliable income stream than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Overall, we continued to maintain a cautious stance on the market, with a neutral average duration close to that of the Lehman Brothers Municipal Bond Index. As of December 31, 1997, the Fund's average duration was 7.1 years. (Duration gives relative weight to both interest and principal payments and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification remains an important strategy for the Fund, allowing the spread of risk over a large number of sectors, maturities, and geographic areas. During the fiscal year, the Fund's holdings in San Joaquin Hills California Toll Revenue bonds significantly boosted performance. Foothills Transportation Corridor bonds, a "sister" project to San Joaquin Hills, also benefited the Fund. As of December 31, 1997, the Fund held securities issued in 29 states plus the District of Columbia and the Virgin Islands.

                          Inflation Expectation is Low

Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long it will last, we expect

                      7 - Scudder High Yield Tax Free Fund
this slow-growth, low-inflation environment to continue and to benefit municipal bonds over the coming months. With this in mind, we will continue to purchase selected lower-rated municipal bonds with attractive maturity structure and, where possible, call protection. We will also attempt to limit the amount of taxable capital gains generated through turnover in the Fund's portfolio, carefully weighing each trade. As always, rather than attempting to predict short-term market movements, we will look for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon           /s/Donald C. Carleton

Philip G. Condon              Donald C. Carleton


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing


  Scudder High Yield Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Philip G. Condon has had responsibility for Scudder High Yield Tax Free Fund's day-to-day operations since its inception in 1987, having joined Scudder in 1983. Phil, who has worked in the investment industry since 1977, also serves as Lead Portfolio Manager for Scudder Massachusetts Tax Free Fund and is a Portfolio Manager of other tax free funds. Donald C. Carleton, Portfolio Manager, became a member of the team in 1995 and has been a portfolio manager at Scudder since he joined the firm in 1983. Don, who assists in implementing investment strategy, also serves as Portfolio Manager for Scudder Tax Free Money Fund and other Scudder funds.

                      8 - Scudder High Yield Tax Free Fund

                          Glossary of Investment Terms


 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder High Yield Tax Free Fund

                 Investment Portfolio as of December 31, 1997

                                                                                                   Credit
                                                                                 Principal        Rating (c)         Market
                                                                                 Amount ($)      (Unaudited)        Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.0%
-----------------------------------------------------------------------------------------------------------------------------
Florida
Halifax Hospital Medical Center, FL, Hospital Revenue, Auction Reset
 Security, Series A, 3.84%, 10/1/19 (b) .......................................    500,000          AAA               500,000

Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power &
 Light, Periodic Auction Reset, 4.15%, 12/1/23 ................................    800,000          A                 800,000

Massachusetts
Massachusetts Health & Educational Facilities Authority:
 Capital Assets Program, Series 1989 G-1, Weekly Demand Note, 3.7%,
 1/1/19 (b) ...................................................................  1,000,000          AAA             1,000,000
 Series D, Weekly Demand Note, 3.55%, 1/1/35 (b)** ............................  3,000,000          SP1             3,000,000
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note,
 3.6%, 4/1/09** ...............................................................    200,000          MIG1              200,000

Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
 Daily Demand Note, 5.2%, 1/1/16** ............................................  1,200,000          MIG1            1,200,000
-----------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $6,700,000)                                                            6,700,000
-----------------------------------------------------------------------------------------------------------------------------

Long-term Municipal Investments 98.0%
-----------------------------------------------------------------------------------------------------------------------------
Alaska
North Slope Borough, AK, General Obligation, Capital Appreciation, Series B,
 Zero Coupon, 6/30/05 (b) .....................................................  7,600,000          AAA             5,379,812

Arizona
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
 35 Day Auction, Series 1997A, 4.15%, 12/1/02 .................................  3,000,000          AA              3,000,000
Maricopa County, AZ, Industrial Development Revenue, Resource Recovery,
 Private Placement, 9.25%, 5/1/15 .............................................  3,915,000          NR              3,930,386
McDowell Mountain Ranch, AZ, Communities Facilities District,
 8.25%, 7/15/19 ...............................................................  3,000,000          NR              3,256,410

California
California Community Development Authority, Certificates of Participation,
 St. Joseph's Health System Series 1994, 4.8%, 7/1/24 .........................    500,000          MIG1              500,000
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
 Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/19 .....................  6,000,000          NR              6,334,740
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
 Senior Lien:
 Series A, Zero Coupon, 1/1/10 ................................................  7,000,000          BBB             5,225,570
 Series A, Zero Coupon, 1/1/11 ................................................  4,415,000          BBB             3,323,789
 Series A, Zero Coupon, 1/1/12 ................................................  6,000,000          BBB             4,527,180
 Series A, Step-up Coupon 0% to 1/1/05, 7.10% to 1/1/13, 1/1/14 ...............  2,875,000          BBB             2,173,558

   The accompanying notes are an integral part of the financial statements.


                      10 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Long Beach California Harbor Revenue, AMT, Series 1998 A, 6%, 5/15/09 (e) .....  2,770,000          AAA             3,064,229
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/10 .................  4,500,000          BBB             4,752,270
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
 6.25%, 7/1/03 ................................................................  5,500,000          NR              5,944,895
Millbrae California Residential Facilities, Revenue Magnolia of Millbrae
 Project, Series 1997A, 7.375%, 9/1/27 ........................................  1,000,000          NR              1,013,910
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
 6.5%, 7/1/14 .................................................................  2,500,000          BBB             2,732,125
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
 Coventry Park Project, Series 1996A, 8.5%, 12/1/26 ...........................  2,000,000          NR              2,216,500
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Senior
 Lien Toll Road Revenue:
  Zero Coupon, 1/1/11 .........................................................  5,000,000          BBB             4,881,650
  Zero Coupon, 1/1/12 ......................................................... 15,000,000          BBB            14,677,350
  Zero Coupon, 1/1/13 .........................................................  4,000,000          BBB             3,913,960

Colorado
Denver, CO, Airport System Revenue:
 Series A, Zero Coupon, 11/15/01 ..............................................  5,120,000          BBB             4,268,954
 Series A, Zero Coupon, 11/15/03 ..............................................  3,050,000          BBB             2,288,751
 Series A, Zero Coupon, 11/15/04 ..............................................  3,130,000          BBB             2,221,737
 Series A, Zero Coupon, 11/15/05 ..............................................  1,855,000          BBB             1,243,091
 Series 1991 D, 7.75%, 11/15/13 (f) ...........................................  9,775,000          BBB            12,383,948
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 7.75%, 9/1/16 .....  2,500,000          SS&C            2,771,100

Connecticut
Connecticut Development Authority, Mystic Marinelife Aquarium Project
 Revenue, 6.875%, 12/1/17 .....................................................  1,000,000          SS&C            1,064,190
Connecticut State Health Finance Authority Edgehill 1997 A, 6.875%, 7/1/17 ....  3,000,000          NR              3,204,240
Mashantucket Western Pequot Tribe, CT:
 Special Revenue, 6.4%, 9/1/11 ................................................  1,490,000          BBB             1,714,826
 Special Revenue, 6.4%, 9/1/11 ................................................  1,510,000          BBB             1,683,559
 Special Revenue Subordinate 144A, Series 1997 B, 5.7%, 9/1/12 ................  1,000,000          BBB             1,035,270

District Of Columbia
District of Columbia, Certificate of Participation, 7.3%, 1/1/13 ..............  4,650,000          BB              5,099,609
District of Columbia, General Obligation, Series A, 5.875%, 6/1/05 (b)(f) .....  4,300,000          AAA             4,678,185
District of Columbia, Hospital Refunding Revenue, Metlantic Washington
 Hospital Center, 1992 Series A, 7.125%, 8/15/19 ..............................  3,000,000          AAA             3,392,550

   The accompanying notes are an integral part of the financial statements.


                      11 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Florida
Broward County, FL, Housing Finance Authority, Single Family Mortgage
 Revenue, Zero Coupon, 4/1/14 .................................................  3,270,000          A                 651,319
Indian Trace, FL, Community Development Authority, Special Assessment
 District Bonds, 6.875%, 4/1/10 ...............................................  2,340,000          NR              2,439,754
Indian Trace, FL, Special Tax Revenue, Water Management, 8.25%, 5/1/05 ........  2,220,000          NR              2,447,284

Georgia
Athens-Clarke County, GA, First Lien, Wesley Woods, Series 1997, 6.35%,
 10/1/17 ......................................................................  1,575,000          NR              1,604,846
Coweta County, GA, Residential, Care Facilities for the Elderly 1st Lien,
 Wesley Woods, Series 1996A, 8.25%, 10/1/26 ...................................  1,000,000          NR              1,163,590
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%,
 1/1/12 .......................................................................  1,375,000          A               1,455,011
Rockdale County, GA, Development Authority Solid Waste Disposal Revenue,
 Visy Paper Inc. Project, Series 1993, 7.4%, 1/1/16 ...........................  4,815,000          NR              5,223,644

Illinois
Chicago-O'Hare International Airport, IL, Special Facilities Revenue,
 American Airlines, Project A, Series 1990, 7.875%, 11/1/25 ...................  1,000,000          BBB             1,101,170
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 ............  4,000,000          A               2,697,840
Illinois Health Facilities Authority Revenue Refunding Memorial
 Health System Series 1997, 5%, 10/1/08 .......................................  1,325,000          AAA             1,414,703
Winnebago County, IL, School District #122, 6.45%, 6/1/08 (b) .................  1,500,000          AAA             1,750,845

Indiana
Fishers, IN, Economic Development Revenue, First Mortgage/United Student
 Aid Inc. Project, Series 1989, 8.25%, 9/1/09 .................................  2,000,000          NR              2,072,760
Indiana Municipal Power Agency, Power Supply System Refunding Revenue,
 Series 1983 B, 5.875%, 1/1/09 (b) ............................................  2,300,000          AAA             2,563,557
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
 Robin Run Village Project, Series 1992, 7.625%, 10/1/22 ......................  1,500,000          BBB             1,670,670

Maine
Maine Finance Authority Huntington Common, Series 1997 A, 7.5%, 9/1/27 ........  1,000,000          NR              1,015,380

Maryland
Prince George's County, MD, Greater Southeast Healthcare, 6.2%, 1/1/08 ........  1,000,000          BBB             1,043,760

Massachusetts
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
 7/1/25 .......................................................................  1,000,000          NR              1,173,600
Lowell, MA, General Obligation, 8.3%, 2/15/05 .................................    365,000          BBB               409,453
Massachusetts Health & Educational Facilities Authority, Cooley Dickson
 Hospital Inc., 7.125%, 11/15/18 ..............................................  1,850,000          AAA             2,090,926

   The accompanying notes are an integral part of the financial statements.


                      12 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency:
 Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 ....................  2,515,000          NR              2,762,225
 Edgewood Retirement Community, Series A, 9%, 11/15/25 ........................  1,000,000          NR              1,171,360

Michigan
Detroit, MI, Downtown Development Authority, Tax Increment:
 Series 1996, Zero Coupon, 7/1/11 .............................................  3,150,000          A               1,500,408
 Series 1996, Zero Coupon, 7/1/12 .............................................  3,150,000          A               1,410,224
Michigan State Hospital Finance Authority Revenue, Sinai Hospital:
 Series 1995, 6.625%, 1/1/16 ..................................................  2,990,000          BBB             3,309,781
 Series 1995, 7.5%, 10/1/27 ...................................................  2,000,000          BBB             2,270,320

Mississippi
Mississippi Development Bank Special Obligation, Diamond Lakes Utilities,
 Series 1997 A, 6.25%, 12/1/17 ................................................  2,000,000          SS&C            2,016,580

Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R,
 5.95%, 10/1/11 ...............................................................  1,600,000          AA              1,673,536

New Hampshire
New Hampshire Higher Education & Health Facilities Authority:
 Monadnok Community Hospital, Series 1990, 9.125%, 10/1/20 ....................  1,415,000          NR              1,619,651
 New Hampshire Catholic Charity:
  8.4%, 8/1/11 ................................................................    600,000          BBB               698,502
  Series 1997, 5.8%, 8/1/22 ...................................................  2,760,000          BBB             2,811,143
 St. Joseph's Hospital:
  7.5%, 1/1/07 ................................................................  1,490,000          A               1,620,897
  7.5%, 1/1/16 ................................................................  2,600,000          A               2,818,556
New Hampshire Higher Educational & Health Facilities Authority Revenue,
 Riverwoods at Exeter:
  Series A, 6.375%, 3/1/13 ....................................................    725,000          SS&C              759,452
  Series A, 6.5%, 3/1/23 ......................................................  1,000,000          SS&C            1,052,650

New Jersey
New Jersey Economic Development Authority, Methodist Homes, 7.5%, 7/1/25 ......  1,000,000          NR              1,113,290

New York
Glen Cove HSB AU AMT C06, 8.25%, 10/1/26 ......................................  1,500,000          NR              1,671,780
Islip New York Community Development Agency, 7.5%, 3/1/26 .....................  2,500,000          NR              2,768,175

   The accompanying notes are an integral part of the financial statements.


                      13 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
 7%, 7/1/09 ...................................................................  1,000,000          BBB             1,109,630
 Service Contract, Series O, 5.75%, 7/1/13 ....................................  2,750,000          BBB             2,995,520
New York State Dormitory Authority Revenue, 6.5%, 2/15/11 .....................  1,000,000          A               1,168,300
New York City, NY, General Obligation:
 Series 1994 B, 7.3%, 8/15/10 .................................................     90,000          A                 105,884
 Series 1996 A, 7%, 8/1/07 ....................................................  5,000,000          A               5,793,050
 Series B, 6.1%, 8/15/05 ......................................................  3,500,000          A               3,808,315
 Series B1, Prerefunded 8/15/04 at 101, 7.3%, 8/15/10 (d) .....................  1,080,000          AAA             1,275,404
New York City, NY, Industrial Development Agency, Visy Paper Inc. Project,
 Series 1995, 7.95%, 1/1/28 ...................................................  1,000,000          NR              1,153,050
New York State Dormitory Authority Revenue, 6.5%, 2/15/10 .....................  1,500,000          A               1,748,775
New York State Dormitory Authority Revenue Bonds, Mental Health Services
 Facilities Improvement:
  6%, 8/15/12 .................................................................  2,500,000          A               2,809,650
  6%, 8/15/16 .................................................................  6,000,000          A               6,636,240

Ohio
Franklin County, OH, Health Care Facilities Revenue Refunding, Ohio
 Presbyterian Services:
  Series 1997, 5.35%, 7/1/09 ..................................................    500,000          NR                502,475
  Series 1997, 5.5%, 7/1/11 ...................................................    500,000          NR                502,695
  Series 1997, 5.5%, 7/1/17 ...................................................  3,000,000          NR              2,957,670
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
 Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 ................  5,485,000          BBB             5,913,982

Pennsylvania
Delaware County, Pennsylvania Authority, Revenue Refunding:
 White Horse Village, Series A, 6.7%, 7/1/07 ..................................  1,000,000          NR              1,046,380
 White Horse Village Inc., CCRC, Series 1996 A, 7.5%, 7/1/18 ..................  2,000,000          NR              2,150,500
Delaware County, PA, Industrial Development Authority Revenue,
 Resource Recovery Facilities Series A, 6%, 1/1/09 ............................  2,000,000          A               2,162,380
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing
 Revenue Refunding, KBF Associates, LP Project, 6.375%, 7/1/12 ................  5,500,000          BBB             5,727,425
Pennsylvania Higher Education Authority, Medical College of Pennsylvania,
 Series B, 7.25%, 3/1/05 ......................................................  1,000,000          AAA             1,110,070
Philadelphia Pennsylvania Authority for Industrial Development
 Revenues, 6.5%, 10/1/27 ......................................................  1,500,000          NR              1,590,165

   The accompanying notes are an integral part of the financial statements.


                      14 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, Hospital and Higher Education Facilities Authority,
 Hospital Revenue, Albert Einstein Medical Center, 7.625%, 4/1/11 .............  2,500,000          A               2,637,825
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/1/24 ...............  3,000,000          BBB             3,308,520

South Carolina
Piedmont Municipal Power Agency, South Carolina Electrical Revenue
 Refunding, Series 1998A, 5.5%, 1/1/13 (e) ....................................  1,500,000          AAA             1,599,765
South Carolina Jobs-Economic Development Authority, Hospital Facilities
 Revenue, South Carolina Baptist Hospital, 5.3%, 8/1/09 (b) ...................  8,000,000          AAA             8,344,480

South Dakota
South Dakota Health & Educational Facilities Authority Revenue, Prairie
 Lakes Health Care System:
  7.125%, 4/1/10 ..............................................................  1,000,000          BBB             1,101,160
  7.25%, 4/1/22 ...............................................................  1,000,000          BBB             1,106,830
South Dakota Housing Development Authority, Home Ownership Mortgage,
 Series A, 6.4%, 5/1/12 .......................................................  3,500,000          AAA             3,696,840

Texas
Bexar County, TX, Housing Finance Corporation, Series A, Subject to AMT,
 GNMA Collateralized Mortgage, 8.2%, 4/1/22 ...................................    943,000          AAA               989,792
Dallas-Fort Worth, TX, International Airport:
 American Airlines Inc., 7.5%, 11/1/25 ........................................  1,910,000          BBB             2,084,440
 American Airlines, 7.25%, 11/1/30 ............................................  5,000,000          BBB             5,592,700
Hidalgo County, TX, Health Services, Mission Hosptial, Series 1996, 6.75%,
 8/15/16 ......................................................................  2,500,000          BBB             2,721,375
Midland County, TX, Hospital District, Midland Memorial Hospital,
 7.5%, 6/1/16 .................................................................  1,500,000          BBB             1,705,065

Utah
Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare
 Systems, 6.65%, 2/15/12 ......................................................  2,000,000          AA              2,235,260

Vermont
Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
 Housing Project, 8.25%, 6/15/20 ..............................................  1,035,000          NR              1,085,539

Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund
 Loan Notes, Series A, 7.25%, 10/1/18 .........................................  6,500,000          NR              7,293,000

Virginia
Pittsylvania County, VA, Industrial Development Authority, Multitrade of
 Pittsylvania County, L.P. Project:
  7.45%, 1/1/09 ...............................................................  1,500,000          NR              1,658,295
  7.5%, 1/1/14 ................................................................  3,500,000          NR              3,872,890

   The accompanying notes are an integral part of the financial statements.


                      15 - Scudder High Yield Tax Free Fund

                                                                                                   Credit
                                                                                 Principal       Rating (c)         Market
                                                                                Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Virginia College Building Authority, Educational Facilities Revenue,
 Marymount University Project, 7%, 7/1/22 .....................................  1,200,000          NR              1,306,752

Washington
Washington Public Power Supply System:
 Nuclear Project #2:
  5.4%, 7/1/12 ................................................................  3,250,000          AA              3,365,863
  Series 1996A, 6%, 7/1/08 (b) ................................................  3,000,000          AAA             3,344,010
 Refunding Revenue:
  Nuclear Project #2, Inverse Floater, 6.42%, 7/1/12* .........................  3,000,000          AA              3,168,750
  Nuclear Project #2, Series B, 6.3%, 7/1/12 .................................. 10,000,000          AA             11,389,600
  Nuclear Project #3, Series 1993 B, 5.65%, 7/1/08 (b) ........................  3,640,000          AAA             3,945,068
  Nuclear Project #3, Series B, 7.125%, 7/1/16 ................................  2,500,000          AA              3,081,075

Wisconsin
Wisconsin State Health & Educational Facilities Authority National
 Regency of New Berlin Project, Series 1995, 8%, 8/15/25 ......................  1,485,000          NR              1,683,738
-----------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $294,675,986)                                                         329,523,178
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $301,375,986) (a)                                                      336,223,178
-----------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $301,375,986. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $34,847,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $34,848,229 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,037.

 (b) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

 (c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

 (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

 (e) When-issued or forward delivery pools included.

 (f) At December 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

   * Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1997.

  ** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $301,375,986) ..............       $ 336,223,178
                 Receivable for investments sold ....................................              75,000
                 Receivable for Fund shares sold ....................................             160,118
                 Interest receivable ................................................           5,813,017
                 Other assets .......................................................               4,818
                                                                                           ----------------
                 Total assets .......................................................         342,276,131
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for when-issued and forward delivery securities ............           4,588,006
                 Due to custodian bank ..............................................              25,986
                 Dividends payable ..................................................             499,615
                 Payable for Fund shares redeemed ...................................             153,354
                 Accrued management fee .............................................             178,106
                 Other payables and accrued expenses ................................             140,330
                                                                                           ----------------
                 Total liabilities ..................................................           5,585,397
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 336,690,734
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .........................          34,847,192
                 Accumulated net realized loss ......................................          (6,922,525)
                 Paid-in capital ....................................................         308,766,067
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 336,690,734
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($336,690,734 / 26,338,299 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $12.78
                                                                                           ----------------

   The accompanying notes are an integral part of the financial statements.


                      17 - Scudder High Yield Tax Free Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...........................................................       $  19,414,494
                                                                                           -----------------
                 Expenses:
                 Management fee .....................................................           2,050,368
                 Services to shareholders ...........................................             403,819
                 Custodian and accounting fees ......................................             114,695
                 Trustees' fees and expenses ........................................              44,083
                 Reports to shareholders ............................................              57,806
                 Legal ..............................................................              10,164
                 Auditing ...........................................................              37,449
                 Registration fees ..................................................              21,751
                 Other ..............................................................              12,006
                                                                                           -----------------
                                                                                                2,752,141
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         16,662,353
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..........................           1,293,696
                 Net unrealized appreciation during the period on investments .......          17,278,728
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           18,572,424
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  35,234,777
                --------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


                      18 - Scudder High Yield Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                      1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................     $ 16,662,353    $ 16,407,315
                 Net realized gain (loss) from investment transactions ........        1,293,696      (5,169,621)
                 Net unrealized appreciation on investment transactions
                   during the period ..........................................       17,278,728       1,246,316
                                                                                   --------------  ---------------
                 Net increase in net assets resulting from operations .........       35,234,777      12,484,010
                                                                                   --------------  ---------------
                 Distributions to shareholders from net investment income .....      (16,662,353)    (16,407,315)
                                                                                   --------------  ---------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       94,712,636      58,667,981
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................       10,767,421      10,795,380

                 Cost of shares redeemed ......................................      (80,462,768)    (76,318,203)
                                                                                   --------------  ---------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................       25,017,289      (6,854,842)
                                                                                   --------------  ---------------
                 Increase (decrease) in net assets ............................       43,589,713     (10,778,147)
                 Net assets at beginning of period ............................      293,101,021     303,879,168
                                                                                   --------------  ---------------
                 Net assets at end of period ..................................     $336,690,734    $293,101,021
                                                                                   --------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................       24,338,716      24,929,576
                                                                                   --------------  ---------------
                 Shares sold ..................................................        7,700,257       4,936,365
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................          874,481         908,391
                 Shares redeemed ..............................................       (6,575,155)     (6,435,616)
                                                                                   --------------  ---------------
                 Net increase (decrease) in Fund shares .......................        1,999,583        (590,860)
                                                                                   --------------  ---------------
                 Shares outstanding at end of period ..........................       26,338,299      24,338,716
                                                                                   --------------  ---------------

   The accompanying notes are an integral part of the financial statements.


                      19 - Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                      Years Ended December 31,

                                   1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning       ----------------------------------------------------------------------------------------
   of period ...................  $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52
Income from investment           ----------------------------------------------------------------------------------------
   operations:
Net investment income ..........     .67      .66      .68      .70      .67      .72      .76      .77      .76      .83
Net realized and unrealized
   gain (loss) on
   investments .................     .74     (.15)    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54
Total from investment            ----------------------------------------------------------------------------------------
   operations ..................    1.41      .51     2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37
                                 ----------------------------------------------------------------------------------------
Less distributions:
From net investment income .....    (.67)    (.66)    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)    (.76)    (.83)
From net realized gains on
   investment transactions .....      --       --       --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --
In excess of net realized
   gains .......................      --       --       --       --     (.07)      --       --       --       --       --
                                 ----------------------------------------------------------------------------------------
Total distributions ............    (.67)    (.66)    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)
                                 ----------------------------------------------------------------------------------------
Net asset value, end of          ----------------------------------------------------------------------------------------
   period ......................  $12.78   $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............   12.04     4.43    19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ................     337      293      304      260      317      204      160      129      114       74
Ratio of operating expenses,
   net to average daily net
   assets (%) ..................     .90      .91      .80      .80      .92      .98     1.00     1.00     1.00      .67
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) ..................     .90      .95      .94      .97      .98      .99     1.04     1.09     1.15     1.25
Ratio of net investment
   income to average net
   assets (%) ..................    5.43     5.59     5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65
Portfolio turnover rate (%) ....    33.2     21.9     27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7


                      20 - Scudder High Yield Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $5,050,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($5,050,000) the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.


                     21 - Scudder High Yield Tax Free Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $126,574,028 and $101,446,930, respectively.

                               C. Related Parties

Under the Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc. ("Scudder" or the "Adviser") which was in effect prior to August 13, 1997 (the "Agreement"), the Fund agreed to pay the Adviser an annual rate of approximately 0.70% on the first $200,000,000 of the Fund's average daily net assets and 0.65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly.

Effective August 13, 1997, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

Effective December 31, 1997, Scudder and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.


                      22 - Scudder High Yield Tax Free Fund

For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $2,050,368, which was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $287,904 of which $23,216 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $60,501, of which $5,500 is unpaid at December 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $44,083.


                      23 - Scudder High Yield Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Tax Free Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 19, 1998


                      24 - Scudder High Yield Tax Free Fund

                                 Tax Information

Of the dividends paid from net investment income for the fiscal year ended December 31, 1997, 17.71% should be treated as an item of tax preference for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,662,353 as exempt interest dividends for the fiscal year ended December 31, 1997.




                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                     25 - Scudder High Yield Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "Fund") was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------

      16,699,020       687,762           612,156               0

2.    To elect Trustees.
                                                   Number of Votes:
                                                   ----------------

                    Trustee                 For                      Withheld
                    -------                 ---                      --------

       Henry P. Becton, Jr.              17,268,151                  730,789

       Dawn-Marie Driscoll               17,261,525                  737,415

       Peter B. Freeman                  17,258,451                  740,488

       George M. Lovejoy, Jr.            17,264,941                  733,999

       Dr. Wesley W. Marple, Jr.         17,253,878                  745,062

       Daniel Pierce                     17,272,554                  726,386

       Kathryn L. Quirk                  17,261,642                  737,298

       Jean C. Tempel                    17,253,612                  745,328


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against          Abstain       Broker Non-Votes*
         ---            -------          -------       -----------------

      14,603,280       1,364,033        1,045,212           986,414


                     26 - Scudder High Yield Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      15,062,556       1,091,653       1,067,500            932,339


5. To approve the revision of certain fundamental investment policies.


                                                                              Number of Votes:
                                                                              ----------------
                                                                                                            Broker
                 Fundamental Policies                     For             Against          Abstain        Non-Votes*
                 --------------------                     ---             -------          -------        ----------


         5.1   Diversification                         14,726,371        1,104,581        1,181,573          986,414

         5.2   Borrowing                               14,613,896        1,221,250        1,177,379          986,414

         5.3   Senior securities                       14,718,335        1,105,195        1,188,996          986,414

         5.4   Concentration                           14,681,145        1,145,366        1,186,014          986,414

         5.5   Loans                                   14,697,796        1,126,644        1,188,086          986,414

         5.6   Underwriting of securities              14,731,414        1,098,016        1,183,095          986,414

         5.7   Investment in real estate               14,720,833        1,102,194        1,189,499          986,414

         5.8   Purchase of physical commodities        14,712,224        1,111,278        1,189,023          986,414

         5.9   Investment in California municipal         N/A               N/A              N/A               N/A
               securities

         5.10  Investment in municipal securities      14,730,369        1,093,130        1,189,026          986,414

         5.11  Investment in Massachusetts                N/A               N/A              N/A               N/A
               municipal securities

         5.12  Investment in New York municipal           N/A               N/A              N/A               N/A
               securities

         5.13  Investment in Ohio municipal               N/A               N/A              N/A               N/A
               securities

         5.14  Investment in Pennsylvania                 N/A               N/A              N/A               N/A
               municipal securities

                     27 - Scudder High Yield Tax Free Fund

                                                                                                            Broker
                 Fundamental Policies                     For             Against          Abstain        Non-Votes*
                 --------------------                     ---             -------          -------        ----------

         5.15  Investment in short-term municipal         N/A               N/A              N/A               N/A
               securities

         5.16  Elimination of tax diversification         N/A               N/A              N/A               N/A

         5.17  Purchases of voting securities             N/A               N/A              N/A               N/A

         5.18  Affiliated transactions                    N/A               N/A              N/A               N/A

         5.19  Disclosed practices                     14,691,177        1,140,155        1,181,194          986,414

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

               For                   Against              Abstain
               ---                   -------              -------

            17,084,716               339,623              574,600

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     28 - Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder High Yield Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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